Exhibit 10.1

Execution Version
SIXTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 23, 2018 (this “Amendment”), is by and among Commercial Metals Company, a Delaware corporation (the “Company”), CMC International Finance S.à r.l., a company organized and existing under the laws of Luxembourg as a société à responsabilité limitée (the “Foreign Borrower”) (the Company, together with the Foreign Borrower, collectively, the “Borrowers”), the lending institutions party hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders party to that certain Credit Agreement, dated as of June 26, 2014 (as amended, supplemented, and restated or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Borrowers, the lending institutions party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to make certain revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:
§1.Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:
“Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to any Borrower, its respective Subsidiaries or Affiliates in jurisdictions in which the Company or any Material Subsidiary is domiciled or conducts business, related to terrorism financing or money laundering, including any applicable provision of the Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959).
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Fitch” means Fitch Group, Inc. and any successor thereto.

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“Foreign Borrower Replacement Date” means that date that (a) CMC International Finance S.à r.l. irrevocably and unconditionally assigns all of its rights and obligations under this Agreement and the other Loan Documents to the Successor Foreign Borrower and (b) the Successor Foreign Borrower irrevocably and unconditionally assumes all of CMC International Finance S.à r.l.’s obligations under this Agreement and the other Loan Documents.
“Investment Grade Rating” means a Debt Rating of the Company equal to or more favorable than (i) Baa3 from Moody’s, (ii) BBB- from S&P, or (iii) BBB- from Fitch.
“LIBOR Screen Rate” has the meaning specified in Section 3.08.
“LIBOR Successor Rate” has the meaning specified in Section 3.08.
“LIBOR Successor Rate Conforming Changes” has the meaning specified in Section 3.08.
“Rating Agency” means each of S&P, Moody’s and Fitch.
“Scheduled Unavailability Date” has the meaning specified in Section 3.08.
“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of October 23, 2018, among the Company, the Foreign Borrower, the Lenders and Bank of America, N.A., as Administrative Agent.
“Sixth Amendment Effective Date” means the date that all of the conditions to effectiveness set forth in Section 2 of the Sixth Amendment are met.
“Successor Foreign Borrower” means a Luxembourg entity that irrevocably and unconditionally assumes all of CMC International Finance S.à r.l.’s obligations under this Agreement and the other Loan Documents in accordance with Section 2.19.
(b)    The definition of “Applicable Designee” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“Applicable Designee” means any Affiliate of a Lender (including the Swing Line Lender) designated thereby from time to time by written notice to and with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) to lend all or any portion of such Lenders’ Applicable Percentage of Borrowings under this Agreement; provided that no such designation shall relieve such Lender from its obligations to provide any portion of a Borrowing required to be provided by such Lender hereunder. Schedule 1.01(a) sets forth the Applicable Designee of each Lender as of the Sixth Amendment Effective Date.
(c)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

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“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Applicable Rate
Pricing Level	Debt Ratings S&P/Moody’s/Fitch	Commitment Fee	Eurocurrency Rate	Base Rate	Performance Letters of Credit
			Non-Performance Letters of Credit
			Daily Floating LIBOR Rate
1	≥ BBB / Baa2 / BBB	0.200%	1.000%	0.000%	0.650%
2	BBB- / Baa3 / BBB-	0.250%	1.250%	0.250%	0.825%
3	BB+ / Ba1 / BB+	0.300%	1.500%	0.500%	1.000%
4	BB / Ba2 / BB	0.350%	1.750%	0.750%	1.200%
5	< BB / Ba2 / BB	0.400%	2.000%	1.000%	1.400%

“Debt Rating” means, as of any date of determination, the rating as determined by S&P, Moody’s and/or Fitch, respectively, of the Company’s non-credit-enhanced, senior unsecured long-term debt (collectively, the “Debt Ratings”); provided that (a) if S&P, Moody’s and Fitch each have in effect a rating, but such ratings are not all at the same level, and (i) two of the ratings are at the same level, the Pricing Level shall be determined by reference to the two ratings at the same level or (ii) each of the three ratings fall within different levels, the Pricing Level shall be determined by reference to the middle level, (b) if only two of S&P, Moody’s and Fitch shall have in effect a Debt Rating and (i) such Debt Ratings are at the same level, the Pricing Level shall be determined by reference to such level, (ii) such Debt Ratings are at different levels and separated by one level, the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest) or (iii) such Debt Ratings are at different levels and separated by more than one level, the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply, (c) if only one of S&P, Moody’s and Fitch shall have in effect a Debt Rating, the Pricing Level that is one level lower than that of such Debt Rating shall apply; and (d) if the Company does not have any Debt Rating, Pricing Level 5 shall apply.
Each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, on the date of such public announcement and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period

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commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.
(d)    The definition of “Collateral Event” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“Collateral Event” means the occurrence of any of the following:
(1) if the Company has a Debt Rating from each of S&P, Moody’s and Fitch and only one or none of such Debt Ratings is an Investment Grade Rating, or
(2) if the Company has a Debt Rating from only two of S&P, Moody’s and Fitch: (a) both of such Debt Ratings are lower than an Investment Grade Rating, or (b) either (i) the S&P Debt Rating or the Fitch Debt Rating are BB or lower or (ii) the Moody’s Debt Rating is Ba2 or lower, or
(3) if the Company has a Debt Rating from only one of S&P, Moody’s or Fitch: if (a) the available Debt Rating is S&P, the S&P Debt Rating is BBB- or lower, (b) the available Debt Rating is Moody’s, the Moody’s Debt Rating is Baa3 or lower or (c) the available Debt Rating is Fitch, the Fitch Debt Rating is BBB- or lower, or
(4) the Company has no S&P Debt Rating, Moody’s Debt Rating or Fitch Debt Rating.
(e)    The definition of “Collateral Release Event” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“Collateral Release Event” means satisfaction of the following conditions:
(a) (1) if the Company has a Debt Rating from each of S&P, Moody’s and Fitch, two or more of the Rating Agencies maintain an Investment Grade Rating, or
(2) if the Company has a Debt Rating from only two of S&P, Moody’s and Fitch: either (i)  both Debt Ratings are Investment Grade Ratings, or (ii) one such Debt Rating is an Investment Grade Rating and the other Debt Rating as assigned by S&P, Moody’s, or Fitch is not below BB+, Ba1, or BB+ respectively, or
(3) if the Company has a Debt Rating from only one of S&P, Moody’s or Fitch: if (i) the available Debt Rating is S&P, the S&P Debt Rating is BBB or higher, (ii) the available Debt Rating is Moody’s, the Moody’s Debt Rating is Baa2 or higher or (iii) the available Debt Rating is Fitch, the Fitch Debt Rating is BBB or higher,
(b) no Default exists, and
(c) the Administrative Agent’s receipt of a certificate from the Company’s chief financial officer or treasurer certifying to the foregoing.

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(f)    The definition of “Eligible Currency” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the term “Alterative” contained therein with term “Alternative”.
(g)    The definition of “Foreign Borrower” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“Foreign Borrower” means (a) CMC International Finance S.à r.l., a company organized and existing under the laws of Luxembourg as a société à responsabilité limitée or (b) so long as the conditions set forth in Section 2.19 are satisfied as of the Foreign Borrower Replacement Date, the Successor Foreign Borrower.
(h)    Section 1.02 of the Credit Agreement is hereby amended to add a new subsection (d) thereto to read as follows:
(d)    With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document, any reference to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)) as implemented in the United Kingdom and Ireland. Notwithstanding anything to the contrary in any Loan Document, a transfer of rights and obligations from Bank of America Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.
(i)    Article II of the Credit Agreement is hereby amended by adding a new Section 2.19 thereto to read as follows:
2.19    Successor Foreign Borrower.
Notwithstanding anything set forth in Section 7.04 and Section 11.06(a) to the contrary, upon at least five (5) Business Days prior written notice to the Administrative Agent and the Lenders, CMC International Finance S.à r.l. may assign all of its rights and obligations hereunder and be replaced as the Foreign Borrower by an entity that assumes all of CMC International Finance S.à r.l.’s obligations under this Agreement and the other Loan Documents so long as each of the following conditions are satisfied on or prior to the Foreign Borrower Replacement Date:
(a)    The Successor Foreign Borrower shall be organized and existing under the laws of Luxembourg.
(b)    The Foreign Guarantor shall continue to be a direct Subsidiary of the Successor Foreign Borrower and the Foreign Guaranty shall not be affected by the

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Successor Foreign Borrower’s assumption all of CMC International Finance S.à r.l.’s obligations under this Agreement.
(c)    CMC International Finance S.à R.L. and the Successor Foreign Borrower shall execute and deliver to the Administrative Agent an assumption, assignment and ratification agreement in form and substance satisfactory to the Administrative Agent.
(d)    The Administrative Agent shall have received the following each properly executed by a Responsible Officer of the Successor Foreign Borrower and in form and substance satisfactory to the Administrative Agent:
(i)    Notes executed by the Successor Foreign Borrower in favor of each Lender that has requested a Note;
(ii)    such certificates, resolutions or other action, incumbency certificates and/or other certificates of the Responsible Officer, secretary or assistant secretary (or other individuals performing similar functions) of the Successor Foreign Borrower evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Successor Foreign Borrower is a party;
(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that the Successor Foreign Borrower is duly organized or formed, and is validly existing, in good standing or the equivalent thereof (to the extent applicable) and qualified to engage in business in its jurisdiction of incorporation or organization;
(iv)    a favorable opinion of special counsel to the Successor Foreign Borrower in Luxembourg, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent or the Required Lenders may reasonably request;
(v)    a certificate of a Responsible Officer of the Successor Foreign Borrower either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by the Successor Foreign Borrower and the validity against the Successor Foreign Borrower of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
(vi)    a certificate for each of the Company and the Successor Foreign Borrower, as applicable, signed by a Responsible Officer thereof certifying (A) no Default or Event of Default has occurred and is continuing and (B) that there has been no event or circumstance since the date of the

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Audited Financial Statements that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect;
(vii)    updated schedules to the Loan Documents if, and as, requested by the Administrative Agent, and
(viii)    such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.
(e)    Upon the reasonable request of any Lender made prior to the Foreign Borrower Replacement Date, the Successor Foreign Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and Anti-Money-Laundering Laws, including, without limitation, the Act.
(f)    At least three (3) Business Days prior to the Foreign Borrower Replacement Date, if the Successor Foreign Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Successor Foreign Borrower shall have provided, to each Lender that so requests, information required to complete a Beneficial Ownership Certification in relation to such Borrower and will provide such Beneficial Ownership Certification executed by such Successor Foreign Borrower on the Foreign Borrower Replacement Date.
Notwithstanding anything set forth in Section 11.01 to the contrary, any waiver, consent or other amendment to any term or provision of this Agreement and the Exhibits hereto necessary or advisable to effectuate the intent of this Section 2.19 to allow for a Successor Foreign Borrower shall be effective when executed by the Administrative Agent and the Borrowers.
(j)    Article III of the Credit Agreement is hereby amended by adding a new Section 3.08 thereto to read as follows:
Section 3.08    LIBOR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Company) that the Company or Required Lenders (as applicable) have determined, that:
(i)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)     the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent

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has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or
(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans denominated in a LIBOR Quoted Currency shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in a LIBOR Quoted Currency (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. For the avoidance of doubt, the same process for determining a LIBOR Successor Rate set forth in this section shall be repeated, as necessary and practicable, for any LIBOR Quoted

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Currency for which the criteria set forth in clauses (i), (ii) or (iii) above has occurred.
As used above:
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Company).
(k)    Section 5.05 of the Credit Agreement is hereby amended to add a new subsection (d) thereto to read as follows:
(d)    The information included in the Beneficial Ownership Certification most recently provided to each Lender, if applicable, is true and correct in all respects.
(l)    The last two sentences of Section 5.21 of the Credit Agreement are hereby amended to read as follows:
The proceeds of any Credit Extension will not be used and have not been used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or in any other manner will result in violation of any Person of Sanctions, anti-terrorism or Anti-Corruption Laws, or Anti-Money Laundering Laws that would constitute a violation of applicable Laws. Each Loan Party and its Subsidiaries and, to their knowledge, each of their Related Parties have conducted their separate business in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws in all material respects.

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(m)    Section 6.02 of the Credit Agreement is hereby amended to (i) delete “and” at the end of subsection (c) thereof, (ii) replace “.” at the end of subsection (d) thereof and substitute “; and” in lieu thereof and (iii) add a new subsection (e) thereto to read as follows:
(e)    promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and Anti‑Money Laundering Laws, including, without limitation, the Act and the Beneficial Ownership Regulation.
(n)    Clause (d) to Section 6.03 of the Credit Agreement is hereby amended and restated to read as follows:
(d)    of any announcement by Moody’s, S&P or Fitch of any change in a Debt Rating.
(o)    Section 6.16 of the Credit Agreement is hereby amended and restated to read as follows:
6.16    Corporate Ratings. Use commercially reasonable efforts to maintain at all times a Debt Rating from at least two of the following three rating agencies: Moody’s, S&P and Fitch (or, if one of the ratings is not available or cannot be obtained by using commercially reasonable efforts, use commercially reasonable efforts to obtain a similar type rating from another rating agency reasonably acceptable to the Administrative Agent).
(p)    Section 6.19 of the Credit Agreement is hereby amended and restated to read as follows:
6.19    Anti-Money Laundering Laws; Anti-Corruption Laws. (a) Conduct its business in compliance with (i) Anti-Money Laundering Laws and other similar anti-money laundering Laws and legislation in other jurisdictions in which the Company or any such Material Subsidiary is domiciled or conducts business and (ii) Anti-Corruption Laws and other similar anti‑corruption Laws and legislation in other jurisdictions in which the Company or any such Material Subsidiary is domiciled or conducts business, and (b) maintain policies and procedures designed to promote and achieve compliance with such Laws and legislation.
(q)    Section 7.03 of the Credit Agreement is hereby amended to (i) delete “and” at the end of clause (m) thereof, (ii) replace “.” at the end of subsection (n) thereof and substitute “; and” in lieu thereof and (iii) renumber the following subsection (n) as subsection (o).
(r)    Section 7.18 of the Credit Agreement is hereby amended to read as follows:
7.18    Anti-Money Laundering Laws; Anti-Corruption Laws. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly use

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any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach any (a) Anti‑Money Laundering Laws and other similar anti‑money laundering Laws and legislation in other jurisdictions in which the Company or any such Subsidiary is domiciled or conducts business and (b) Anti‑Corruption Laws and other similar anti-corruption Laws and legislation in other jurisdictions in which the Company or any such Subsidiary is domiciled or conducts business.
(s)    Amendment to Restate Schedule 1.01(a). Schedule 1.01(a) to the Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Schedule 1.01(a).
§2.    Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:
(a)    the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrowers, each Guarantor and each Lender;
(b)    the Administrative Agent shall have received a (i) certified resolution of the Company authorizing the execution, delivery and performance of this Amendment, and (ii) a certified resolution of the Foreign Borrower authorizing the execution, delivery and performance of this Amendment;
(c)    the Administrative Agent shall have received, in form and substance reasonably acceptable to it, all incumbency certificates, certificates of no default, and such other certificates and documents as reasonably requested by the Administrative Agent;
(d)    the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Amendment;
(e)    the Borrowers shall have paid all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Greenberg Traurig LLP;
(f)    upon the reasonable request of any Lender made prior to the date hereof, the Borrowers shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the Act;
(g)    any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have provided, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower; and
(h)    the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

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§3.    Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
(a)    the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that a representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that the representations contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement, respectively;
(b)    no event has occurred and is continuing which constitutes a Default or an Event of Default;
(c)    (i) the Borrowers have full power and authority to execute and deliver this Amendment and (ii) this Amendment has been duly executed and delivered by the Company and the Foreign Borrower, as the case may be, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company and the Foreign Borrower, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
(d)    neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of either Borrower, or any indenture, agreement or other instrument to which either Borrower or any of its property is subject; and
(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by either Borrower of this Amendment or (ii) the acknowledgement by any Guarantor of this Amendment.
§4.    No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrowers, or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar

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or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
§5.    Guarantor’s Acknowledgment. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrowers of this Amendment, (b) acknowledges and agrees that its obligations in respect of its Domestic Guaranty or Foreign Guaranty, as applicable, are not released, diminished, waived or modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Domestic Guaranty or Foreign Guaranty, as applicable, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Domestic Guaranty or Foreign Guaranty, as applicable.
§6.    Reference to the Credit Agreement.
(a)    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Amendment shall be a Loan Document.
(b)    The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.
§7.    Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
§8.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
§9.    Governing Law; Binding Effect. This Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Amendment shall be binding upon the parties hereto and their respective successors and assigns. The provisions of Section 11.15 of the Credit Agreement are incorporated herein mutatis mutandis.
§10.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – Page 13

§11.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – Page 14

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.
COMMERCIAL METALS COMPANY,
as Borrower

By:    /s/ Paul Lawrence
    Name: Paul Lawrence
    Title: Treasurer and Vice President
Financial Planning and Analysis

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

CMC INTERNATIONAL FINANCE, S.Á R.L.,
as Borrower

By:    /s/ William M. Gooding
    Name: William M. Gooding
    Title: Class B Manager

By:    /s/ Pieter Jan van der Meer
    Name: Pieter Jan van der Meer
    Title: Class A Manager

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Melissa Mullis
    Name: Melissa Mullis
    Title: Assistant Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Lender, L/C Issuer and Swingline Lender

By:    /s/ Allison W. Connally
    Name: Allison W. Connally
    Title: Senior Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

CITIBANK, N.A.,
as Lender and L/C Issuer

By:    /s/ Bradley Peters
    Name: Bradley Peters
    Title: Director

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Jonathan D. Beck
    Name: Jonathan D. Beck
    Title: Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

COMPASS BANK

By:    /s/ Julia Barnhill
    Name: Julia Barnhill
    Title: Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION
By:    /s/ Joseph McElhinney
    Name: Joseph McElhinney
    Title: Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

COŐPERATIEVE RABOBANK U.A., NEW YORK BRANCH
By:    /s/ Gabrielle Rossi
    Name: Gabrielle Rossi
    Title: Vice President
By:    /s/ Tim Kūmpel
    Name: Tim Kūmpel
    Title: Managing Director

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:    /s/ Allen King
    Name: Allen King
    Title: Senior Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

BMO HARRIS BANK N.A.
By:    /s/ Jason Deegan
    Name: Jason Deegan
    Title: Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

SANTANDER BANK, N.A.

By:    /s/ Andres Barbosa
    Name: Andres Barbosa
    Title: Executive Director

SANTANDER BANK, N.A.

By:    /s/ Carolina Gutierrez
    Name: Carolina Gutierrez
    Title: Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Jonathan F. Lindvall
    Name: Jonathan F. Lindvall
    Title: Senior Vice President

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION
By:    /s/ Scott Lorimen
    Name: Scott Lorimen
    Title: Senior Director

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

FIFTH THIRD BANK
By:    /s/ Justin Brauer
    Name: Justin Brauer
    Title: Director

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

ACKNOWLEDGED AND AGREED:

STRUCTURAL METALS, INC.
C M C STEEL FABRICATORS, INC.
SMI STEEL LLC
OWEN ELECTRIC STEEL COMPANY OF
SOUTH CAROLINA
SMI-OWEN STEEL COMPANY, INC.
OWEN INDUSTRIAL PRODUCTS, INC.
CMC STEEL OKLAHOMA, LLC

By:    /s/ Paul Lawrence
Name:     Paul Lawrence
Title:     Treasurer

CMC GH, LLC

By:    /s/ Paul Kirkpatrick
Name:     Paul Kirkpatrick
Title:     Secretary

CMC POLAND SP. Z O.O.

By:    /s/ Jerzy Kozicz
Name: Jerzy Kozicz
Title: President of the Management Board

By:    /s/ Tomasz Flak
Name: Tomasz Flak
Title: Member of the Management Board

Signature Page to Sixth Amendment to Fourth Amended and Restated Credit Agreement

SCHEDULE 1.01(a)

APPLICABLE DESIGNEE

Schedule 1.01(a) sets forth the Applicable Designee of each Lender as of the Sixth Amendment Effective Date.

Lender of Record	Applicable Designee
Bank of America, N.A.
Bank of America Merrill Lynch International Limited

Registered address
2 King Edward Street
London EC1A 1HQ
United Kingdom

Operations contact details
26 Elmfield Road
Bromley, BR1 1WA
United Kingdom
Attention:  Kevin Gubb/Adi Khambata/ Loan Service
Tel:  +44 208 313 2655 / +44 208 695 3389
Fax:  +44 208 313 2140
emealoanoperations@baml.com

Schedule 1.01(a)